UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 22, 2017

OMNI SHRIMP, INC.
(Exact name of Registrant as specified in its charter)

Nevada	000-49901	87-0646435
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Registrant's telephone number, including area code: (727) 393-3382

13613 Gulf Boulevard

Madeira Beach, Florida 33738

(Address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

8-K - FORM 8-K

ITEM 4.01.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.	3

SIGNATURES		5

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ITEM 4.01. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

(a) Previous Independent Registered Public Accounting Firm

On June 22, 2017, DLL CPAS LLC (“DLL”) notified the Board of Directors (the "Board") of Omni Shrimp, Inc. (the "Company") that it had determined to resign as the Company's independent registered public accounting firm, effective immediately . On July 19, 2017, the Board determined to engage RBSM LLP (“RBSM”) as its new independent registered public accounting firm to replace DLL.

DLL’s reports on the Company's financial statements for the year ended December 31, 2016 , did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that DLL’s reports contained an explanatory paragraph regarding substantial doubt about the Company's ability to continue as a going concern.

The decision to engage RBSM as the Company's new auditor (as discussed below) was approved by the Board.

During the year ended December 31, 2016, there were no disagreements between the Company and DLL on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of DLL, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Company's financial statements for such years.

The Company provided DLL with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission ("SEC"), and requested DLL furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company above, and if not, stating the respects in which it does not agree. DLL did as requested. The letter is attached as Exhibit 16.2 to this Form 8-K

(b) New Independent Registered Public Accounting Firm

On July 19, 2017, the Board determined to engage RBSM as its new independent registered public accounting firm responsible for auditing its financial statements. During the Company's years ended December 31, 2016, and in the subsequent interim period through July 17, 2017, neither the Company, nor anyone on its behalf, consulted with RBSM with respect to either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided to the Company by RBSM that was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of either a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

16.2	Letter from DLL CPAS LLC, to the Securities and Exchange Commission

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNI SHRIMP, INC.

Dated: July 19, 2017	By:	/s/ Colm Wrynn
	Name:	Colm Wrynn
	Title:	Chief Executive Officer

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